Exhibit 10(rrr)
AMENDMENT NO. 1
TO
CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT, dated as of November 20, 2018 (this “Amendment”), to that certain Credit and Guaranty Agreement, dated as of October 31, 2018 (as amended, modified, restated or supplemented from time to time in accordance with its terms, the “Credit Agreement”), among United Rentals (North America), Inc. (the “Borrower”), United Rentals, Inc. and certain of its subsidiaries as the Guarantors party thereto, the financial institutions party thereto from time to time (the “Lenders”), Bank of America, N.A., as agent for the Lenders (in such capacity, together with any successor in such capacity, the “Agent”), and the other parties thereto.
WHEREAS, Section 13.1(c) of the Credit Agreement permits the the Credit Agreement to be amended to cure any ambiguity, mistake, omission, defect or inconsistency with the consent of the Agent but without the consent of any Lender; and
WHEREAS, the Agent and the Borrower wish to amend Section 13.2(a) of the Credit Agreement pursuant to Section 13.1(c).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows
SECTION 1CAPITALIZED TERMS.
1.1Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.
SECTION 2AMENDMENT TO SECTION 13.2(a) OF THE AGREEMENT. Effective as of the date hereof, Section 13.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Any Lender may, with the written consent of (i) the Agent and (ii) so long as no Specified Default has occurred and is continuing, the Borrower (which consents shall not be unreasonably withheld or delayed), assign and delegate to one or more Eligible Assignees (provided that (x) no such consent shall be required in connection with any assignment to an Approved Fund or to a Lender or to an Affiliate of a Lender and (y) the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Agent within ten (10) Business Days after having received notice thereof) (each an “Assignee”) all, or any ratable part of all, of the Term Loans, the Commitments and the other rights and obligations of such Lender hereunder; provided, however, (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall be given to the Borrower and the Agent by such Lender and the Assignee; (B) such Lender and its Assignee shall deliver to the Borrower and the Agent an Assignment and Acceptance; (C) the Assignee, if it shall not be a Lender, shall deliver to the Agent any tax forms required by Section 5.1(f) and (D) the assignor Lender or Assignee shall pay to the Agent a processing fee in the amount of $3,500; provided, further, that the Agent may elect to waive such processing fee in its sole discretion. Except in the case of an assignment to an Approved Fund or to a Lender or to an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Term Loans, all assignments shall be subject to the condition that the amount of Term Loans of the assigning Lender subject to any such assignment shall not be less than $1,000,000 unless each of the Borrower and the Agent otherwise consent.”
SECTION 3MISCELLANEOUS.
3.1Except as herein expressly amended, nothing herein shall be deemed to be a waiver of or amendment to any covenant, provision or agreement contained in the Credit Agreement or any other Loan Document.
3.2From and after the Effective Date, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Amendment. This Amendment constitutes a Loan Document.
3.3This Agreement may be executed by the Agent and the Borrower individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.
3.4Delivery of an executed counterpart of a signature page by telecopier or electronic transmission in pdf format shall be effective as delivery of a manually executed counterpart.
3.5THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
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IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.
UNITED RENTALS (NORTH AMERICA), INC.
By:    /s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

BANK OF AMERICA, N.A., as the Agent
By:    /s/ Charlene Wright-Jones
Name: Charlene Wright-Jones
Title: Vice President